UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5304 Derry Ave., Unit C

Agoura Hills, CA 91301

(Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 21, 2016, Vape Holdings, Inc., a Delaware corporation (the “Company”), GHS Investments, LLC (“GHS”) and Darling Capital, LLC (“Darling”) entered into a series of agreements whereby $125,000 in convertible debt (the “Debt”) owed to Darling is being assigned to GHS.

In connection with the Darling assignment, Darling is assigning all right, title and interest in $125,000 in Debt to GHS pursuant to an assignment agreement in exchange for installment payments in cash for an aggregate of $125,000. A copy of the Assignment Agreement with Darling is attached hereto as Exhibit 10.1.

On March 24, 2016, the Company and JMJ Financial (“JMJ”) entered into a Note Termination Agreement whereby $213,500 in Debt owed to JMJ is being re-paid by the Company in monthly installments. In connection with the Note Termination Agreement, JMJ has agreed to standstill on note conversions provided the Company keeps current in its installment payment obligations. A copy of the Note Termination Agreement with JMJ is attached hereto as Exhibit 10.2.

An aggregate of approximately $779,000 in the Company’s convertible debt has been restructured to date. No new capital has been provided to the Company in connection with the series of debt restructuring transactions.

All references to the transactions herein are qualified in their entirety by reference to the exhibits attached hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

On March 22, 2016, the Company’s CEO, Justin Braune, converted $11,250 in accrued salary into 2,250,000 shares of the Company’s common stock at $0.005 per share which was the fair market value of a share of the Company’s common stock on the date of grant.

The Company has also issued the following shares of its common stock pursuant to conversions of convertible notes since the filing of a Current Report on Form 8-K filed on March 15, 2016:

On March 17, 2016, the Company issued 6,539,200 shares of its common stock pursuant to a conversion notice from a noteholder in the amount of $8,272.08.

On March 24, 2016, the Company issued 10,600,000 shares of its common stock pursuant to a conversion notice from a noteholder in the amount of $19,822.

The original issuances of the above convertible notes and related amendments were previously disclosed on our Current Report on Form 8-K dated December 8, 2014 and in our Quarterly Reports on Form 10-Q dated May 20, 2014, February 17, 2015 and August 14, 2015, respectively, which disclosures are incorporated by reference herein.

In making the above sales without registration, we relied upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

As of March 24, 2016, the total number of shares outstanding of the Company’s common stock was 232,129,234.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Assignment Agreement by and between GHS Investments, LLC and Darling Capital, LLC, dated March 21, 2016.

10.2	Note Termination Agreement by and between the Company and JMJ Financial, dated March 24, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: March 25, 2016	By:	/s/ Justin Braune
Justin Braune
Duly Authorized Officer, Chief Executive Officer

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